UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 13, 2023

Chicago Rivet & Machine Co.

(Exact Name of Registrant as Specified in Its Charter)

Illinois	000-01227	36-0904920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Frontenac Road, Naperville, Illinois	60563
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (630) 357-8500

____________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	CVR	NYSE American (Trading privileges only, not registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 13, 2023, Chicago Rivet & Machine Co. (the “Company”) announced Joel M. Brown as the new Chief Financial Officer of the Company effective immediately.  Mr. Brown, age 56, joins the Company from MultiTech Industries LLC where he has held the position of Director, Accounting and Finance since 2017.  Prior to that, Mr. Brown held several positions in corporate finance, consulting and manufacturing.  Mr. Brown holds a Bachelor of Science degree in Finance from Northern Illinois University and an MBA from DePaul University’s Kellstadt Graduate School of Business.

In connection with his appointment, Mr. Brown will receive an annual base salary of $215,000 and a sign-on bonus of $29,000.  Mr. Brown will also be eligible for an annual bonus of up to 30% of base salary subject to achieving certain financial and non-financial metrics.

As the Chief Financial Officer of the Company, as of November 13, 2023, Mr. Brown became the Company’s Principal Financial Officer and Principal Accounting Officer.  Michael J. Bourg, President and Chief Operating Officer of the Company ceased being the Company’s Principal Financial Officer and Principal Accounting Officer as of November 13, 2023.  Mr. Bourg’s retirement was the subject of a prior announcement.

Item 8.01.  Other Events.

On November 13, 2023, the Company also announced William G. Stlaske as the new Vice President of Sales effective immediately.  Mr. Stlaske joins the Company from Elgin Fastener Group where he most recently held the positions of Director of Sales and Engineering and Director of Strategic Pricing.  Prior to that, he held various positions in the fastener industry at ATF Inc. and Illinois Tool Works Inc.  Mr. Stlaske holds a Bachelor’s degree in Mechanical Engineering from the University of Illinois.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO RIVET & MACHINE CO.

By: /s/ Gregory D. Rizzo
Date: November 17, 2023	Gregory D. Rizzo
Chief Executive Officer